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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   May 5, 2000
                                                       -----------------

                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
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            (Exact Name Of Registrant As Specified In Its Charter)

                            The Kingdom of Belgium
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                (State or Other Jurisdiction of Incorporation)

              0-27296                                    N/A
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       (Commission File Number)            (I.R.S. Employer Identification No.)

   52 Third Avenue, Burlington, Massachusetts                    01803
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 (Address of Principal Executive Offices in the U.S.)          (Zip Code)

                                (781) 203-5000
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.       Financial Statements and Exhibits.
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(a)           Financial Statements of business acquired:

             *Audited consolidated balance sheets of Dictaphone Corporation and
              Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1999 (Incorporated herein by reference to the Annual Report on Form 10-K of Dictaphone Corporation and subsidiaries for the fiscal year ended December 31, 1999.)

(b)           Pro Forma financial information:

              To be filed by amendment.

(c)           Exhibits:

              *2 Agreement and Plan of Merger, dated as of March 7, 2000, by and among the Registrant, Dark Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of the Registrant and Dictaphone Corporation, a Delaware corporation (Incorporated herein by reference to the Current Report on Form 8-K of the Registrant filed on May 22, 2000).

             **4.1 Registration Rights Agreement, dated as of May 5, 2000, by and among the Registrant, Stonington Holdings, LLC, Mellon Bank, N. A., as Trustee for the Bell Atlantic Master Trust, Merrill Lynch KECALP, L.P. 1994, John Duerden, Robert G. Schwager, Joseph Skrzypczak, Ronald Elwell, Thomas Hodge, Daniel Hart and Egon Jungheim.

              *4.2 Stockholders' Agreement, dated as of May 5, 2000, by and among the Registrant, Stonington Holdings, LLC, LEHA, L&H Holding N.V., L&H Holding III, OLDCO N.V. and L&H Investment Company (Incorporated herein by reference to the Current Report on Form 8-K of the Registrant filed on May 22, 2000).

             **23    Consent of Deloitte & Touche LLP

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 * In accordance with Rule 12b-32 of the Securities Exchange Act of 1934, as amended, reference is made to the document previously filed with the Commission.
** Filed herewith.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              LERNOUT & HAUSPIE SPEECH
                              PRODUCTS N.V.
Dated:  May 24, 2000


                              By: /s/ Carl Dammekens
                                 -------------------------
                                 Carl Dammekens
                                 Chief Financial Officer and Senior Vice
                                 President of Finance



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